UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2008

DORCHESTERMINERALS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	000-50175	81-0551518
(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization	File Number	Identification No.)

3838 Oak Lawn, Suite300, Dallas, Texas 75219
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code:  (214) 559-0300

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

Item 2.02                 Results of Operations and Financial Condition

The Registrant is furnishing its press release dated January 15, 2008 which announces the Registrant's cash distribution for the quarter ended December 31, 2007.  The press release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 7.01
 And 9.01                 Regulation FD Disclosure and Financial Statements and Exhibits

(c)           Exhibits

99.1
Press Release dated January 15, 2008 announcing the Registrant's cash distribution for the quarter ended December 31, 2007.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

See Item 2.02.  Results of Operations and Financial Condition.

Limitation on Incorporation by Reference

In accordance with general instructions B.2 and B.6 of Form 8-K, the information disclosed in this report under Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DORCHESTERMINERALS, L.P.
Registrant

by  DorchesterMinerals Management LP
its General Partner,
by  DorchesterMinerals Management GP LLC
its General Partner

Date: January 15, 2008
By: /s/  William Casey McManemin
William Casey McManemin
Chief Executive Officer